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                                                                 EXECUTION COPY


                     SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

          SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT dated as of April 3, 1998 among LAGASSE BROS., INC., a corporation duly organized and validly existing under the laws of the State of Louisiana ("LAGASSE"), AZERTY INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware ("AZERTY"), POSITIVE ID WHOLESALE INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("POSITIVE"), AP SUPPORT SERVICES INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware ("AP SUPPORT", and together with Lagasse, Azerty and Positive, the "SUBSIDIARY GUARANTORS"); and THE CHASE MANHATTAN BANK, as administrative agent for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

          United Stationers Supply Co. (the "COMPANY"), United Stationers Inc., the parent corporation of the Company and a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors and assigns, the "PARENT GUARANTOR" and, together with the Company, the "OBLIGORS"), certain lenders and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of April 3, 1998 (as amended, restated, modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Company in an aggregate principal amount not exceeding on the date hereof $500,000,000.

          Lagasse and the Administrative Agent are party to a Guarantee and Security Agreement dated as of October 31, 1996 (as hereto amended, the "EXISTING GUARANTEE AND SECURITY AGREEMENT").

          To induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lagasse and the Administrative Agent have agreed to amend and restate the Existing Guarantee and Security Agreement and the other Subsidiary Guarantors have agreed to become parties hereto and the Subsidiary Guarantors have agreed to guarantee jointly and severally the Guaranteed Obligations (as hereinafter defined), and to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:


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          Section 1.  DEFINITIONS.  Terms defined in the Credit Agreement are used herein as defined therein.  In addition, as used herein:

          "ACCOUNTS" shall have the meaning ascribed thereto in Section 4(d) hereof.

          "COLLATERAL" shall have the meaning ascribed thereto in Section 4 hereof.

          "COPYRIGHT COLLATERAL" shall mean all Copyrights, whether now owned or hereafter acquired by any Subsidiary Guarantor, including each Copyright identified in Annex 2 hereto.

          "COPYRIGHTS" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "DOCUMENTS" shall have the meaning ascribed thereto in Section 4(j) hereof.

          "EQUIPMENT" shall have the meaning ascribed thereto in Section 4(h) hereof.

          "FOREIGN SUBSIDIARY" shall mean any Subsidiary of any Subsidiary Guarantor that is not organized or created under the laws of the United States of America, any State thereof or the District of Columbia.

          "GUARANTEED OBLIGATIONS" shall have the meaning ascribed thereto in
     Section 3.01 hereof.

          "INSTRUMENTS" shall have the meaning ascribed thereto in Section 4(e) hereof.

          "INTELLECTUAL PROPERTY" shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Subsidiary Guarantor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 5 hereto, except to the extent that a security interest therein may not be granted without the consent of a licensor; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all


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     computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Subsidiary Guarantor, except to the extent that a security interest therein may not be granted without the consent of a licensor; and (g) all causes of action, claims or warranties now or hereafter owned or acquired by the Company in respect of any of the items listed above.

          "INVENTORY" shall have the meaning ascribed thereto in Section 4(f) hereof.

          "ISSUERS" shall mean, collectively, the respective corporations identified on Annex 1 hereto under the caption "ISSUER".

          "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers and other like Property, whether or not the title thereto is governed by a certificate of title or ownership.

          "PATENT COLLATERAL" shall mean all Patents, whether now owned or hereafter acquired by any Subsidiary Guarantor, including each Patent identified in Annex 3 hereto.

          "PATENTS" shall mean all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

          "PLEDGED STOCK" shall have the meaning ascribed thereto in
     Section 4(a) hereof.

          "SECURED OBLIGATIONS" shall mean, collectively, (a) the Guaranteed Obligations, which include the principal of and interest on the Loans made by the Lenders to the Company and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Company under the Basic Documents including, without limitation, all Reimbursement Obligations and interest thereon, (b) obligations of the Company to any Lender under any Interest Rate Protection Agreement required under the Existing Credit Agreement and (c) all obligations of any Subsidiary Guarantor hereunder and under the other Basic Documents (including, without limitation, in respect of the guarantee under Section 3 hereof).

          "STOCK COLLATERAL" shall mean, collectively, the Collateral described in clauses (a) through (c) of Section 4 hereof and the proceeds of and to any such Property and, to the extent related to any such Property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.


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          "SUBSIDIARY GUARANTOR COLLATERAL ACCOUNT" shall have the meaning ascribed thereto in Section 5.01 hereof.

          "TRADEMARK COLLATERAL" shall mean all Trademarks, whether now owned or hereafter acquired by any Subsidiary Guarantor, including each Trademark identified in Annex 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

          "TRADEMARKS" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

          "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

          Section 2. REPRESENTATIONS AND WARRANTIES. Each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent that:

          2.01 NO BREACH. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, any applicable law or regulation, or an order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which such Subsidiary Guarantor or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created hereunder) result in the creation or imposition of any Lien upon any Property of such Subsidiary Guarantor or any such Subsidiary pursuant to the terms of any such agreement or instrument.

          2.02 ACTION. This Agreement has been duly and validly executed and delivered by such Subsidiary Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

          2.03 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange are necessary for the execution, delivery or performance by the Subsidiary of this Agreement or for the validity or enforceability hereof.


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          2.04  COLLATERAL.

          (a) Such Subsidiary Guarantor is (or, at the time that such Subsidiary Guarantor acquires any interest therein, will be) the sole beneficial owner of the Collateral and no Lien exists or will exist upon the Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for Liens permitted under
     Section 9.06 of the Credit Agreement and except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest will (subject to Section 6.11 hereof) constitute a perfected pledge and security interest in and to all of the Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America), subject to no equal or prior security interest or pledge except as permitted under Section 9.06 of the Credit Agreement.

          (b) The Pledged Stock represented by the certificates identified in Annex 1 hereto is, and all other Pledged Stock in which such Subsidiary Guarantor shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the relevant issuer thereof, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement).

          (c) The Pledged Stock represented by the certificates identified in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of each class of each issuer thereof on the date hereof (or, in the case of any Foreign Subsidiary, not less than 65% of the issued and outstanding shares of capital stock of each class of such Foreign Subsidiary on the date hereof), and said Annex 1 correctly identifies, as at the date hereof, the respective class and par value of the shares comprising such Pledged Stock, the respective number of shares represented by each such certificate, and the respective beneficial and registered owner of such shares.

          (d) Annexes 2, 3 and 4 hereto, respectively, set forth a complete and correct list of all Copyrights, Patents and Trademarks owned by such Subsidiary Guarantor on the date hereof; except pursuant to licenses and other user agreements entered into by such Subsidiary Guarantor in the ordinary course of business, that are listed in Annex 5 hereto, such Subsidiary Guarantor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Annexes 2, 3 and 4, and all registrations listed in said Annexes 2, 3 and 4 are valid and in full force and effect; except as may be set forth in said Annex 5, such Subsidiary Guarantor owns and possesses the right to use all Copyrights, Patents and Trademarks.

          (e) Annex 5 hereto sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof.


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          (f)  To such Subsidiary Guarantor's knowledge, (i) except as set forth in Annex 5 hereto, there is no violation by others of any right of such Subsidiary Guarantor with respect to any Copyright, Patent or Trademark listed in Annexes 2, 3 and 4 hereto, respectively, and (ii) such Subsidiary Guarantor is not infringing in any material respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings which if adversely determined could reasonably be expected to have a Material
     Adverse Effect have been instituted or are pending against such Subsidiary Guarantor or, to such Subsidiary Guarantor's knowledge, threatened, and no claim against such Subsidiary Guarantor has been received by such Subsidiary Guarantor, alleging any such violation, except as may be set forth in said Annex 5.

          (g) Such Subsidiary Guarantor does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

          (h) Any goods now or hereafter produced by the Subsidiary Guarantor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

          Section 3.  THE GUARANTEE.

          3.01 THE GUARANTEE. The Subsidiary Guarantors hereby, jointly and severally, guarantee to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Company and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Company under the Credit Agreement and by the Company under any of the other Basic Documents, and all Reimbursement Obligations and interest thereon, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "GUARANTEED OBLIGATIONS"). The Subsidiary Guarantor hereby further agrees that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

          3.02 OBLIGATIONS UNCONDITIONAL. The obligations of the Subsidiary Guarantors under Section 3.01 hereof are joint and several, absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under the Credit Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense


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of a surety or guarantor (other than the payment of the Guaranteed Obligations), it being the intent of this Section 3.02 that the obligations of the Subsidiary Guarantor hereunder shall be joint and several, absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantor hereunder which shall remain joint and several, absolute and unconditional as described above:

          (i) at any time or from time to time, without notice to any Subsidiary Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of the Credit Agreement or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

          (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

Each Subsidiary Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Company under the Credit Agreement or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

          3.03 REINSTATEMENT. The obligations of each Subsidiary Guarantor under this Section 3 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Obligor or any other Subsidiary Guarantor in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantor agrees that it will jointly and severally indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          3.04 SUBROGATION. Each Subsidiary Guarantor hereby waives, until payment in


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full of the Guaranteed Obligations, all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code) or otherwise by reason of any payment by it pursuant to the provisions of this Section 3.

          3.05 REMEDIES. Each of the Subsidiary Guarantors, jointly and severally, agrees that, as between such Subsidiary Guarantors and the Lenders, the obligations of the Company under the Credit Agreement may be declared to be forthwith due and payable as provided in Section 10 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 10) for purposes of Section 3.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by such Subsidiary Guarantor for purposes of said
Section 3.01.

          3.06 CONTINUING GUARANTEE. The guarantee in this Section 3 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     3.07 RIGHTS OF CONTRIBUTION. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the Properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 3.07 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Section 3 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

          For purposes of this Section 3.07, (i) EXCESS FUNDING GUARANTOR shall mean, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations,
(ii) EXCESS PAYMENT shall mean, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) PRO RATA SHARE shall mean, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all Properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder


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and any obligations of any other Subsidiary Guarantor that have been guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all Properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Subsidiary Guarantors hereunder and under the other loan documents) of all of the Subsidiary Guarantors, determined (A) with respect to any Subsidiary Guarantor that is a party hereto on the Closing Date, as of the Closing Date, and (B) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

          3.08 GENERAL LIMITATION ON GUARANTEE OBLIGATIONS. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section 3.01 hereof would otherwise, taking into account the provisions of
Section 3.07 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

          Section 4. COLLATERAL. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Subsidiary Guarantor hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders as hereinafter provided, a security interest in all of such Subsidiary Guarantor's right, title and interest in the following Property, whether now owned by such Subsidiary Guarantor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "COLLATERAL"):

          (a) the shares of common/preferred stock of the Issuers represented by the certificates identified in Annex 1 hereto and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by such Subsidiary Guarantor, in each case together with the certificates evidencing the same (collectively, the "PLEDGED STOCK");

          (b) all shares, securities, moneys or Property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

          (c) without affecting the obligations of such Subsidiary Guarantor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event


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     of any consolidation or merger in which an Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is such Subsidiary Guarantor itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "STOCK COLLATERAL");

          (d) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of such Subsidiary Guarantor constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to such Subsidiary Guarantor in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to such Subsidiary Guarantor under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by such Subsidiary Guarantor and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "ACCOUNTS");

          (e) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of such Subsidiary Guarantor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "INSTRUMENTS");

          (f) all inventory (as defined in the Uniform Commercial Code) of such Subsidiary Guarantor, all goods obtained by such Subsidiary Guarantor in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "INVENTORY");

          (g) all Intellectual Property and all other accounts or general intangibles not constituting Intellectual Property or Accounts;

          (h) all equipment (as defined in the Uniform Commercial Code) of such Subsidiary Guarantor, including all Motor Vehicles (herein collectively called "EQUIPMENT");

          (i) each contract and other agreement of such Subsidiary Guarantor relating to the sale or other disposition of Inventory or Equipment;

          (j)  all documents of title (as defined in the Uniform Commercial
     Code) or other receipts of such Subsidiary Guarantor covering, evidencing or representing Inventory or Equipment (herein collectively called "DOCUMENTS");


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          (k)  all rights, claims and benefits of such Subsidiary Guarantor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Subsidiary Guarantor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

          (l) the balance from time to time in the Subsidiary Guarantor Collateral Account and all Investment Property (as defined in Section 9-115 of the Uniform Commercial Code) held therein; and

          (m) all other tangible and intangible personal Property and fixtures of such Subsidiary Guarantor, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Property of such Subsidiary Guarantor described in the preceding clauses of this Section 4 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Subsidiary Guarantor in respect of any of the items listed above) and, to the extent related to any Property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Subsidiary Guarantor or any computer bureau or service company from time to time acting for such Subsidiary Guarantor.

PROVIDED that Collateral shall not include (i) shares of capital stock of any class issued by any Foreign Subsidiary to the extent that the percentage of issued and outstanding shares of capital stock of such class subject to the Lien of this Agreement would constitute more than 65% of the issued and outstanding shares of capital stock of such class, (ii) any tangible personal Property located outside the United States of America and (iii) any Receivables and Related Assets transferred in connection with the Receivables Financing.

          Section 5.  CASH PROCEEDS OF COLLATERAL.

          5.01 SUBSIDIARY GUARANTOR COLLATERAL ACCOUNT. The Administrative Agent will cause to be established with Chase a cash collateral account (the "SUBSIDIARY GUARANTOR COLLATERAL ACCOUNT"), which may be a "securities account" (as defined in Section 8-501 or the Uniform Commercial Code) in the name and under the sole dominion and control of the Administrative Agent (or, in the case of a securities account, in respect of which the Administrative Agent is the "entitlement holder" (as defined in Section 8-102(a)(7) of the Uniform Commercial Code)), into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) and into which any Subsidiary Guarantor may from time to time deposit any additional amounts that it wishes to pledge to the Administrative Agent for the benefit of the Lenders as additional collateral security hereunder or that, as provided in Sections 2.10 and 10 of the Credit Agreement, the Company is required to pledge as additional collateral security hereunder. The balance from time to time in the Subsidiary Guarantor Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. As promptly as possible after any amount is deposited into the Subsidiary Guarantor Collateral


                     SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

Account pursuant to the second or third sentence of Section 5.02 hereof, the Administrative Agent shall remit the balance of such amount (if any) to the Subsidiary Guarantor's account with Chase. However, the Administrative Agent may (and, if instructed by the Lenders of the Credit Agreement shall) at any time in its (or their) discretion apply or cause to be applied the balance from time to time standing to the credit of the Subsidiary Guarantor Collateral Account to the repayment of the principal of the Revolving Credit Loans outstanding, to accrued interest on the principal so repaid, and to the payment of any commitment fees with respect to the Revolving Credit Commitments, in each case the Credit Agreement and to the extent of the Subsidiary Guarantors' obligations hereunder. Notwithstanding the above, at any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in Section 11.03 of the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time standing to the credit of the Subsidiary Guarantor Collateral Account to the payment of the Secured Obligations in the manner specified in Section 6.09 hereof. The balance from time to time in the Subsidiary Guarantor Collateral Account shall be subject to withdrawal only as provided herein. [Any amount credited to the Lagasse Collateral Account under (and as defined in) the Existing Guarantee and Security Agreement shall be pledged hereunder by Lagasse to the Administrative Agent and shall be forthwith deposited into the Subsidiary Guarantor Collateral Account by the Agent under (and as defined in) the Existing Guarantee and Security Agreement.](1)

          5.02 PROCEEDS OF ACCOUNTS. At any time after the occurrence and during the continuance of an Event of Default, each Subsidiary Guarantor shall, upon the request of the Administrative Agent, instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (a) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the control of the Administrative Agent) or
(b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such other bank(s)) under arrangements, in form and substance satisfactory to the Administrative Agent pursuant to which such Subsidiary Guarantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Subsidiary Guarantor Collateral Account. All payments made to the Administrative Agent, as provided in the preceding sentence, shall be immediately deposited in the Subsidiary Guarantor Collateral Account. In addition to the foregoing, each Subsidiary Guarantor agrees that at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, such Subsidiary Guarantor shall as promptly as possible deposit such proceeds into the Subsidiary Guarantor Collateral Account. Until so deposited, all such proceeds shall be held in trust by each Subsidiary Guarantor for and as the Property of the Administrative Agent and shall not be commingled with any other funds or Property of each Subsidiary Guarantor.

--------------------
(1) Are there currently any amounts in the Lagasse Collateral Account?


                     SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

          5.03 INVESTMENT OF BALANCE IN SUBSIDIARY GUARANTOR COLLATERAL ACCOUNT. The cash balance standing to the credit of the Subsidiary Guarantor Collateral Account shall be invested from time to time in such Permitted Investments as the Subsidiary Guarantor (or, after the occurrence and during the continuance of an Event of Default, the Administrative Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Administrative Agent (and, if the Subsidiary Guarantor Collateral Account is a securities account, credited to the Subsidiary Guarantor Collateral Account), PROVIDED that (i) at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in Section 11.03 of the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 6.09 hereof and (ii) if requested by any Subsidiary Guarantor, such Permitted Investments may be held in the name and under the control of one or more of the Lenders (and in that connection each Lender, pursuant to Section 11.10 of the Credit Agreement) has agreed that such Permitted Investments shall be held by such Lender as a collateral sub-agent for the Administrative Agent hereunder).

          Section 6. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to Section 4 hereof, each Subsidiary Guarantor hereby, jointly and severally, agrees with each Lender and the Administrative Agent as follows:

          6.01  DELIVERY AND OTHER PERFECTION.  Each Subsidiary Guarantor shall:

          (a) if any of the shares, securities, moneys or Property required to be pledged by such Subsidiary Guarantor under clauses (a), (b) and (c) of
     Section 4 hereof are received by such Subsidiary Guarantor, forthwith either (x) transfer and deliver to the Administrative Agent such shares or securities so received by such Subsidiary Guarantor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or Property in said clauses (a), (b) and (c);

          (b) deliver and pledge to the Administrative Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may reasonably request; PROVIDED that so long as no Default shall have occurred and be continuing, such Subsidiary Guarantor may retain for collection in the ordinary course any Instruments received by such Subsidiary Guarantor in the ordinary course of business and the Administrative Agent shall, promptly upon request of the Subsidiary Guarantor, make appropriate arrangements for making any Instrument pledged by such Subsidiary Guarantor available to such Subsidiary Guarantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative


                     SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

     Agent, against trust receipt or like document);

          (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, after the occurrence of an Event of Default, causing any or all of the Stock Collateral to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to such Subsidiary Guarantor copies of any notices and communications received by it with respect to the Stock Collateral), PROVIDED that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (i) below;

          (d) without limiting the obligations of such Subsidiary Guarantor under Section 6.04(c) hereof, upon the acquisition after the date hereof by such Subsidiary Guarantor of any Equipment covered by a certificate of title or ownership, cause the Administrative Agent to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Administrative Agent;

          (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement;

          (f) furnish to the Administrative Agent from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Administrative Agent may reasonably request, all in reasonable detail;

          (g) promptly upon request of the Administrative Agent, following receipt by the Administrative Agent of any statements, schedules or reports pursuant to clause (f) above, modify this Agreement by amending
     Annexes 2, 3 and/or 4 hereto, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement;

          (h) permit representatives of the Administrative Agent, upon reasonable prior notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the


                     SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

     Administrative Agent to be present at such Subsidiary Guarantor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Subsidiary Guarantor with respect to the Collateral, all in such manner as the Administrative Agent may require; and

          (i) upon the occurrence and during the continuance of any Default, upon request of the Administrative Agent, promptly notify (and such Subsidiary Guarantor hereby authorizes the Administrative Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Administrative Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Administrative Agent.

          6.02 OTHER FINANCING STATEMENTS AND LIENS. Except for financing statements securing Liens expressly permitted by Section 9.06 of the Credit Agreement and protective filings filed against the Company in respect of equipment, furniture or fixtures leased to or Property consigned with any Subsidiary Guarantor, no Subsidiary Guarantor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Lenders.

          6.03 PRESERVATION OF RIGHTS. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

          6.04  SPECIAL PROVISIONS RELATING TO CERTAIN COLLATERAL.

          (a)  STOCK COLLATERAL.

          (1) Each Subsidiary Guarantor will cause the Stock Collateral to constitute at all times 100% (or, with respect to any issuer that is a Foreign Subsidiary, at least 65%) of the total number of shares of each class of capital stock of each Issuer then outstanding.

          (2) Unless an Event of Default shall have occurred and be continuing, and the Administrative Agent shall have given notice to the Company of its intention to exercise rights arising hereunder or under any other Basic Document with respect to the Stock Collateral, each Subsidiary Guarantor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement or any other instrument or agreement referred to herein or therein, PROVIDED that such Subsidiary Guarantor agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to such Subsidiary Guarantor or cause to be executed and delivered to such Subsidiary Guarantor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as such Subsidiary Guarantor may reasonably request for the purpose of enabling such


                     SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

Subsidiary Guarantor to exercise the rights and powers that it is entitled to exercise pursuant to this Section 6.04(a)(2).

          (3) Unless and until an Event of Default has occurred and is continuing, each Subsidiary Guarantor shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

          (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Administrative Agent and retained by it as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, each Subsidiary Guarantor agrees to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, PROVIDED that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of such Subsidiary Guarantor (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to such Subsidiary Guarantor.

          (b)  INTELLECTUAL PROPERTY.

          (1) For the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 6.05 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Subsidiary Guarantor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Subsidiary Guarantor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Subsidiary Guarantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

          (2) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 9.05 of the Credit Agreement that limit the right of any Subsidiary Guarantor to dispose of its Property, so long as no Event of Default shall have occurred and be continuing, each Subsidiary Guarantor will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of such Subsidiary Guarantor. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Administrative Agent shall from time to time, upon the request of the relevant Subsidiary Guarantor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Subsidiary Guarantor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (1) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments and Letter of Credit Liabilities or earlier expiration of this Agreement or release of the Collateral, the license granted pursuant to clause (1) immediately above shall expire by its own terms without further action on the part of the Company or the Administrative Agent. The exercise of rights and remedies under Section 6.05 hereof by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by each Subsidiary Guarantor in accordance with the first sentence of this clause (2).

          (c) MOTOR VEHICLES. At any time after the occurrence and during the continuance of an Event of Default, each Subsidiary Guarantor shall, upon the request of the Administrative Agent, deliver to the Administrative Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Administrative Agent listed as lienholder and take such other action as the Administrative Agent shall deem appropriate to perfect the security interest created hereunder in all such Motor Vehicles.

          6.05 EVENTS OF DEFAULT, ETC. During the period during which an Event of Default shall have occurred and be continuing:

          (a) each Subsidiary Guarantor shall, at the request of the Administrative Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Administrative Agent and such Subsidiary Guarantor, designated in its request;

          (b) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (c) the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and such Subsidiary Guarantor agrees to take all such action as may be appropriate to give effect to such right);

          (d) the Administrative Agent in its discretion may, in its name or in the name of the relevant Subsidiary Guarantor or otherwise, demand, sue for, collect or receive any money or Property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

          (e) the Administrative Agent may, upon ten business days' prior written notice to the relevant Subsidiary Guarantor of the time and place, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of the Administrative Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Administrative Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of such Subsidiary Guarantor, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and such Subsidiary Guarantor shall supply to the Administrative Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this
Section 6.05, including by virtue of the exercise of the license granted to the Administrative Agent in Section 6.04(b) hereof, shall be applied in accordance with Section 6.09 hereof.

          Each Subsidiary Guarantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Subsidiary Guarantor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

          6.06 DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 6.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, each Subsidiary Guarantor shall remain liable, jointly and severally, for any deficiency.

          6.07 REMOVALS, ETC. Without at least 10 days' prior written notice to the Administrative Agent, no Subsidiary Guarantor shall (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address indicated beneath the signature of the Company to the Credit Agreement or at one of the locations identified in Annex 6 hereto or in transit from one of such locations to another or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

          6.08 PRIVATE SALE. The Administrative Agent and the Lenders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 6.05 hereof conducted in a commercially reasonable manner. Each Subsidiary Guarantor hereby waives any claims against the Administrative Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

          6.09 APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided and except as provided below in this Section 6.09, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under Section 5 hereof or this Section 6, shall be applied by the Administrative
Agent:

          FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;

          NEXT, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

          FINALLY, to the payment to such Subsidiary Guarantor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

          As used in this Section 6, "PROCEEDS" of Collateral shall mean cash, securities and other Property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any Subsidiary Guarantor or any issuer of or obligor on any of the Collateral.

          6.10 ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of each Subsidiary Guarantor for the purpose of carrying out the provisions of this Section 6 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this
Section 6 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of such Subsidiary Guarantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          6.11 PERFECTION. Prior to or concurrently with the execution and delivery of this Agreement, each Subsidiary Guarantor shall (i) file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Section 4 of this Agreement and (ii) deliver to the Administrative Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

          6.12 TERMINATION; RELEASE OF LIENS. When all Secured Obligations shall have been paid in full and the Commitments of the Lenders under the Credit Agreement and all Letter of Credit Liabilities shall have expired or been terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the relevant Subsidiary Guarantor and to be released and canceled all licenses and rights referred to in Section 6.04(b) hereof. The Administrative Agent shall also execute and deliver to such Subsidiary Guarantor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by such Subsidiary Guarantor to effect the termination and release of the Liens on the Collateral. The Liens granted to the Administrative Agent hereby shall also be released in accordance with Sections 9.25 and 11.09 of the Credit Agreement.

          6.13 FURTHER ASSURANCES. Each Subsidiary Guarantor agrees that, from time to time upon the written request of the Administrative Agent, such Subsidiary Guarantor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

          6.14 RELEASE OF MOTOR VEHICLES. So long as no Default shall have occurred and be continuing, upon the request of the relevant Subsidiary Guarantor, the Administrative Agent shall execute and deliver to the Subsidiary

Guarantor such instruments as such Subsidiary Guarantor shall reasonably request to remove the notation of the Administrative Agent as lienholder on any certificate of title for any Motor Vehicle; PROVIDED that any such instruments shall be delivered, and the release effective only upon receipt by the Administrative Agent of a certificate from such Subsidiary Guarantor stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company (or its designee) therefor in settlement of the claim for such loss) and any proceeds of such sale or casualty loss being paid to the Administrative Agent hereunder.

          Section 7.  MISCELLANEOUS.

          7.01 NO WAIVER. No failure on the part of the Administrative Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          7.02 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 12.02 of the Credit Agreement and shall be deemed to have been given at the times specified in said
Section 12.02.

          7.03 EXPENSES. Each Subsidiary Guarantor, jointly and severally, agrees to reimburse each of the Lenders and the Administrative Agent for all reasonable costs and expenses of the Lenders and the Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (w) performance by the Administrative Agent of any obligations of such Subsidiary Guarantor in respect of the Collateral that such Subsidiary Guarantor has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Administrative Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
(ii) the enforcement of this Section 7.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 4 hereof.

          7.04 AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Subsidiary Guarantor and the Administrative Agent (with the consent of the Lenders as specified in Section 11.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Administrative Agent and each Lender, each holder of any of the Secured Obligations and each Subsidiary Guarantor.

          7.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Subsidiary Guarantor, the Administrative Agent, the Lenders and each holder of any of the Secured Obligations (PROVIDED, however, that no Subsidiary Guarantor shall assign or transfer its rights hereunder without the prior written consent of the Administrative Agent).

          7.06 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          7.07 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

          7.08 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          7.09 AGENTS AND ATTORNEYS-IN-FACT. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          7.10 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Security Agreement to be duly executed and delivered as of the day and year first above written.


                              LAGASSE BROS., INC.



                              By /s/ Otis H. Holleen
                                 -------------------------
                                 Title: Vice President


                              AZERTY INCORPORATED


                              By /s/ Otis H. Holleen
                                 -------------------------
                                 Title: Vice President


                              POSITIVE ID WHOLESALE INC.


                              By /s/ Otis H. Holleen
                                 -------------------------
                                 Title: Vice President


                              AP SUPPORT SERVICES, INC.



                              By /s/ Otis H. Holleen
                                 -------------------------
                                 Title: Vice President


                              THE CHASE MANHATTAN BANK,
                                as Administrative Agent



                              By /s/ [ILLEGIBLE]
                                 -------------------------
                                 Title: VP

                                                                         ANNEX 1


                                   PLEDGED STOCK

                            [See Section 4.05(b) and (c)]


                                    RECORD OF
               CERTIFICATE         BENEFICIAL           NUMBER
 ISSUER           NUMBER              OWNER             SHARES          PAR VALUE         CLASS
 ------        -----------         -----------          ------          ---------         -----

                                      NONE





                ANNEX 1 TO SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

                   LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
                       APPLICATIONS FOR COPYRIGHT REGISTRATIONS

                                [See Section 4.05(d)]

LAGASSE BROS., INC.

 Title                  Date Filed      Registration No.       Effective Date
 -----                  ----------      ----------------       --------------
                                          NONE


AZERTY INCORPORATED

 Title                  Date Filed      Registration No.       Effective Date
 -----                  ----------      ----------------       --------------
                                            NONE



POSITIVE ID WHOLESALE INC.

 Title                  Date Filed      Registration No.       Effective Date
 -----                  ----------      ----------------       --------------
                                            NONE



AP SUPPORT SERVICES INCORPORATED

 Title                  Date Filed      Registration No.       Effective Date
 -----                  ----------      ----------------       --------------
                                          NONE



                ANNEX 2 TO SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

                                                                         ANNEX 3


                       LIST OF PATENTS AND PATENT APPLICATIONS

                                [See Section 4.05(d)]

LAGASSE BROS, INC.

 File             Patent        Country       Registration No.         Date
 ----             ------        -------       ----------------         ----
                                   NONE



AZERTY INCORPORATED

 File             Patent        Country       Registration No.         Date
 ----             ------        -------       ----------------         ----
                                  NONE


POSITIVE ID WHOLESALE INC.

 File             Patent        Country       Registration No.         Date
 ----             ------        -------       ----------------         ----
                                 NONE


AP SUPPORT SERVICES INCORPORATED

File          Patent            Country       Registration No.         Date
 ----             ------        -------       ----------------         ----
                                  NONE



                ANNEX 3 TO SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT




                                                                         ANNEX 4



                   LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                     TRADEMARK AND SERVICE MARK REGISTRATIONS AND
              APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS

                                [See Section 4.05(d)]


                                   U.S. TRADEMARKS

LAGASSE BROS., INC.


                                  Application (A)
                                 Registration (R)              Registration
         Mark                    or Series No. (S)            or Filing Date
--------------------------------------------------------------------------------
                                      NONE


AZERTY INCORPORATED

                                           Application (A)
                                          Registration (R)        Registration
                  Mark                    or Series No. (S)      or Filing Date
--------------------------------------------------------------------------------
 POSITIVE ID WHOLESALE & Design (U.S.)      75/058,145(A)         [__________]

 AP SUPPORT SERVICES & Design               75/119,438(A)

 AZERTY                                     1,357,709(R)

 AZERTY                                     1,496,309(R)

 AZERTY                                       450,077(R)

 POSITIVE ID WHOLESALE & Design             75/058,145(A)


                ANNEX 4 TO SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

                                                                         ANNEX 4

POSITIVE ID WHOLESALE INC.

                            Application (A)
        Mark               Registration (R)                    Registration
                           or Series No. (S)                  or Filing Date
--------------------------------------------------------------------------------
                                  NONE


AP SUPPORT SERVICES INCORPORATED

                                                         Application (A)
                                                         Registration (R)           Registration
                        Mark                            or Series No. (S)          or Filing Date
-------------------------------------------------------------------------------------------------
 AP SUPPORT SERVICES & Design (Canada)                      484,974(R)              [__________]

 AP SUPPORT SERVICES & Design (U.S., Class 35, 39)        75/119,438(A)             [__________]

                ANNEX 4 TO SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

                                 FOREIGN TRADEMARKS

LAGASSE BROS, INC.

                        Application (A)                      Registration or
        Mark           Registration (R)       Country        Filing Date (F)
--------------------------------------------------------------------------------
                                NONE



AZERTY INCORPORATED

                           Application (A)                    Registration or
          Mark            Registration (R)      Country       Filing Date (F)
--------------------------------------------------------------------------------
 AP SUPPORT SERVICES &    484,974(R)            Canada
 Design



POSITIVE ID WHOLESALE INC.

                        Application (A)                      Registration or
        Mark           Registration (R)       Country        Filing Date (F)
--------------------------------------------------------------------------------
                                      NONE

AP SUPPORT SERVICES INCORPORATED

             Application (A)                             Registration or
   Mark      Registration (R)         Country            Filing Date (F)
--------------------------------------------------------------------------------
                                      NONE

                                                                         ANNEX 5


                   LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS
                          [See Section 4.05(d), (e) and (f)]


LAGASSE BROS, INC.

NONE


AZERTY INCORPORATED

NONE


POSITIVE ID WHOLESALE INC.

NONE


AP SUPPORT SERVICES INCORPORATED

NONE



                ANNEX 5 TO SUBSIDIARY GUARANTEE AND SECURITY AGREEMENT

                                                                         ANNEX 6

                                  LIST OF LOCATIONS

                                  [See Section 6.07]

LAGASSE BROS., INC.

CALIFORNIA

     LEASEHOLD
     -    Union City (San Francisco area) -
          30580 Whipple Road
     -    Bell (Los Angeles area) - 5650 Bandini Blvd

FLORIDA

     LEASEHOLD
     -    Dania (Miami area) - 2317 Stirling Road
     -    Tampa - 4719-27 Distribution Drive

GEORGIA

     LEASEHOLD
     -    Atlanta - 5215 Westgate Drive, Suite E

ILLINOIS
     -    Glendale Heights - 100 Exchange Blvd.

INDIANA
     -    Indianapolis - 2402 N. Shadeland Ave.

LOUISIANA

     LEASEHOLD
     -    Harahan (New Orleans area) - 1525 Kuebel Street
     -    Jefferson Parish - 5505 S. Lambert (subleased to Sears Roebuck)

MARYLAND

     LEASEHOLD
     -    Harmans - 7447 New Ridge Road, Suite C


                     ANNEX 6 TO GUARANTEE AND SECURITY AGREEMENT

MASSACHUSETTS

     LEASEHOLD
     -    Sharon - 31 Commercial Street

NEW JERSEY

     LEASEHOLD
     -    Edison - 60 Brunswick Avenue

NORTH CAROLINA
     -    Charlotte - 2700 Hutchinson McDonald Rd., Suite E

OHIO
     - Valley View (Cleveland area) - 6065 Towpath Drive (subleased through 2/1/00 to Whitmire Distribution)

TEXAS
     -    Dallas - 4830 Lakawana Street, Suite 109
     -    Houston - 1218 Silber Road
     -    San Antonio - 4703-4735 Greatland Dr., Bldg. 5

WASHINGTON
     -    Kent (Seattle area) - 22035-68th Avenue South


AZERTY INCORPORATED:

     - Azerty owns a 28,000 sq. ft. facility, located at 13 Centre Drive, Orchard Park, N.Y. for which the legal description is S.B.L. No. 161.14-2-4.112.


POSITIVE ID WHOLESALE INC.:

     NONE

                     ANNEX 6 TO GUARANTEE AND SECURITY AGREEMENT

AP SUPPORT SERVICES INCORPORATED:

     HEADQUARTERS


          LAGASSE BROS. INC.
          2200 East Golf Road
          Des Plaines, Illinois

          AZERTY INCORPORATED
          13 Centre Drive
          Orchard Park, New York

          POSITIVE ID WHOLESALE INC.
          13 Centre Drive
          Orchard Park, New York

          AP SUPPORT SERVICES INCORPORATED
          13 Centre Drive
          Orchard Park, New York


                     ANNEX 6 TO GUARANTEE AND SECURITY AGREEMENT